SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported) December 16, 2003

                              ORALABS HOLDING CORP
                              --------------------
             (Exact name of registrant as specified in its charter)


                  Colorado            000-23039                    14-1623047
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            (State or other          (Commission              (I.R.S. Employer
             jurisdiction            File Number)            Identification No.)
           of incorporation)


             18685 East Plaza Drive, Parker Colorado                 80134
--------------------------------------------------------------------------------
            (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code               303-783-9499
                                                  ------------------------------



               2901 South Tejon Street, Englewood, Colorado 80110
               --------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 5.           OTHER EVENTS

     OraLabs Holding Corp. (the "Company") issued a press release dated December 22, 2003. A copy of the press release is attached hereto as Exhibit No. 99.1.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibit 99.1 Press Release dated December 22, 2003, is filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ORALABS HOLDINGS CORP



                              By:              /s/ Gary H. Schlatter
                                 -----------------------------------------------
                                 Gary H. Schlatter, President

Dated: December 18, 2003





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                                  EXHIBIT INDEX

Exhibit No.      Description

         99.1    Press Release issued by the Registrant dated December 22, 2003.